                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2)

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                     SOUTHERN PACIFIC FUNDING CORPORATION
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                            [SPFC LOGO APPEARS HERE]
                     Southern Pacific Funding Corporation

                       ONE CENTERPOINTE DRIVE, SUITE 500
                           LAKE OSWEGO, OREGON 97035
                                (503) 684-4700

                                                                 April 30, 1997

Dear Stockholder:

  You are cordially invited to attend the annual meeting of stockholders (the "Meeting") of Southern Pacific Funding Corporation ("Southern Pacific" or the "Company"), which will be held on Monday, June 9, 1997, at 1:30 p.m., at the Embassy Suites, 9000 SW Washington Square Road, Tigard, Oregon 97223.

  The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of Southern Pacific, as well as a representative of KPMG Peat Marwick LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending December 31, 1996, will be present at the Meeting to respond to appropriate questions our stockholders may have.

  The Board of Directors of Southern Pacific has determined that an affirmative vote on the matters to be considered at the Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

  Please complete, sign and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business.

  On behalf of the Board of Directors and all of the employees of Southern Pacific, we wish to thank you for your continued support. We appreciate your interest.

                                     Sincerely yours,


                                     /s/ Robert W. Howard

                                     Robert W. Howard
                                     President and Chief Executive Officer

                     SOUTHERN PACIFIC FUNDING CORPORATION
                       ONE CENTERPOINTE DRIVE, SUITE 500
                           LAKE OSWEGO, OREGON 97035
                                (503) 684-4700

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 9, 1997

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Southern Pacific Funding Corporation ("Southern Pacific" or the "Company") will be held on Monday, June 9, 1997, at 1:30 p.m., at the Embassy Suites, 9000 SW Washington Square Road, Tigard, Oregon 97223.

  The Meeting is for the purpose of considering and voting upon the following matters:

    1. The election of seven directors for terms of one year each and until their successors have been elected and qualified;

    2. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1997; and

    3. Such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

  The Board of Directors has established April 23, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Only holders of record of the common stock of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournment or postponement thereof. In the event there are not sufficient votes to approve or ratify any one or more of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Meeting will be available at Southern Pacific Funding Corporation, at the address set forth above, for a period of ten days prior to the Meeting and will also be available at the Meeting.

  WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM THE HOLDER OF RECORD OF YOUR SHARES TO VOTE PERSONALLY AT THE MEETING.

                                          By Order of the Board of Directors,


                                          /s/ Bernard A. Guy

                                          Bernard A. Guy
                                          Acting Secretary

Lake Oswego, Oregon
April 30, 1997

                     SOUTHERN PACIFIC FUNDING CORPORATION
                       ONE CENTERPOINTE DRIVE, SUITE 500
                           LAKE OSWEGO, OREGON 97035
                                (503) 684-4700

                               ----------------

                                PROXY STATEMENT

                               ----------------

                      FOR ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 9, 1997

                              GENERAL INFORMATION

SOLICITATION AND VOTING OF PROXIES

  This proxy statement is furnished to stockholders of Southern Pacific Funding Corporation ("Southern Pacific" or the "Company") in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at Embassy Suites, 9000 SW Washington Square Road, Tigard, Oregon 97223, on Monday, June 9, 1997 at 1:30 p.m., and at any adjournment or postponement thereof. The Company's 1996 Annual Report to Stockholders, which includes a copy of the Company's Form 10-K, as filed with the Securities and Exchange Commission, and the Company's consolidated financial statements for the fiscal year ended December 31, 1996, accompany this proxy statement, which is first being mailed to stockholders on or about April 30, 1997.

PROXY INFORMATION

  A proxy card is enclosed. Whether or not you plan to attend the Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage-paid envelope provided, to ensure that your shares will be voted at the Meeting. Stockholders are urged to indicate their votes in the spaces provided on the proxy card. Unless contrary instructions are given, any such proxy, if not revoked, will be voted at the Meeting (i) for the nominees for election as directors as set forth in this proxy statement,
(ii) for the ratification of the selection of KPMG Peat Marwick LLP as independent accountants of the Company for the fiscal year ending December 31, 1997 and (iii) as recommended by the Board of Directors with regard to all other matters, in its discretion.

  Neither the Board of Directors nor the Company knows of any additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in such a manner as shall be determined by a majority of the Board of Directors on such other business, if any, that may properly come before the Meeting or any adjournment or postponement thereof.

  A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date or by attending the Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Meeting.

  The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy and of solicitation of proxies on behalf of management will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company, without additional compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to stockholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies if management determines it advisable.

VOTING SECURITIES

  The securities which may be voted at the Meeting consist of shares of common stock of Southern Pacific (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Meeting. The close of business on April 23, 1997 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. The total number of shares of Common Stock outstanding on the Record Date was 20,737,500 shares, held of record, the Company believes, by approximately 2,000 beneficial owners.

  The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote. In the event that a quorum is not obtained, or if fewer shares of Common Stock are voted to approve or ratify any proposal than the number required for approval or ratification, the Meeting may be adjourned or postponed in order to permit the further solicitation of proxies. At any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Meeting (except for any proxies which have theretofore effectively been revoked or withdrawn).

  As to the election of directors, if a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares will be voted for the election of the seven nominees for director named herein. Stockholders have cumulative voting rights in the election of directors. Under the cumulative voting method, a stockholder may multiply the number of shares owned by the number of directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the stockholder desires. A stockholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a stockholder has given notice at the Meeting prior to the voting of his or her intention to cumulate his or her votes. If any stockholder gives such notice, then all stockholders may cumulate their votes.

  As to the ratification of KPMG Peat Marwick LLP as independent auditors of the Company and all other matters that may properly come before the Meeting the proxy card enables a stockholder, by checking the appropriate box, to: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under California Law and the Company's Certificate of Incorporation and By-laws, unless otherwise required by law, matters such as the ratification of independent auditors of the Company and all other matters shall be determined by the affirmative vote of a majority of the shares represented and voting at the Meeting in person or by proxy.

  Proxies solicited hereby will be returned to the Board and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information as to those persons believed by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock on April 23, 1997, as disclosed in certain reports regarding such ownership filed with the Company or with the Securities and Exchange Commission (the "SEC"), in accordance with Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by such persons and groups. Other than those persons listed below, the Company is not aware of any person or group, as such terms are defined in the Exchange Act, that owns more than 5% of the Common Stock as of April 23, 1997. For the purposes of the following table and the table set forth under "Security Ownership of Management," in accordance with Rule 13d under the Exchange Act, a person is deemed to "beneficially own" any securities (a) over which such person has, directly or indirectly, sole or shared voting or investment power, or (b) of which such person has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options, within 60 days after March 24, 1997. As used herein, "voting power" includes the power to vote, or direct the voting of, such securities, and "investment power" includes the power to dispose, or direct the disposition of, such securities.

                            NAME AND ADDRESS             NUMBER      PERCENT OF
TITLE OF CLASS             OF BENEFICIAL OWNER         OF SHARES      CLASS(1)
--------------             -------------------         ---------     ----------
Common Stock...... Imperial Credit Industries, Inc.    10,242,500(2)    49.4%
                   23550 Hawthorne
                   Building 1, Suite 240
                   Torrance, CA 90505
Common Stock...... Putnam Investments Inc.              2,097,015(3)    10.1%
                   One Post Office Square
                   Boston, MA 02109
                   Putnam Investments Management, Inc.
                   One Post Office Square
                   Boston, MA 02109

--------
(1) Percentages with respect to each entry have been calculated on the basis of 20,737,500 shares of Common Stock outstanding on April 23, 1997.
(2) In October 1994, Imperial Credit Industries, Inc. ("ICII") incorporated the Company as part of a strategic decision to form a separate subsidiary through which to operate the residential lending division of Southern Pacific Thrift & Loan Association ("SPTL"), a wholly owned subsidiary of ICII. To further this strategy, in December 1994, ICII made a capital contribution of $250,000 to the Company in exchange for 100% of its outstanding capital stock. The Company completed the initial public offering of its Common Stock in June 1996 and ICII completed secondary offerings of its shares in November 1996 and March 1997, decreasing ICII's beneficial ownership to approximately 49.4%.
(3) Information is based on Amendment No. 1, dated February 4, 1997, to a
    Schedule 13G, in which Putnam Investments Inc. ("PI") and Putnam Investments Management, Inc. ("PIM") each disclosed that it had shared dispositive power over all of the shares and sole voting power over none of the shares. According to such Schedule 13G, PI is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. and owns two registered investment company advisors, PIM and the Putnam Advisory Company.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company.

                                                          AMOUNT AND
                                                           NATURE OF    PERCENT OF
                                                          BENEFICIAL   COMMON STOCK
          NAME                         TITLE              OWNERSHIP(1) OUTSTANDING(3)
          ----                         -----              -----------  -------------
Robert W. Howard........  President, Chief Executive        223,497(2)      1.1%
                          Officer and Director
Bernard A. Guy..........  Executive Vice President,         233,155(2)      1.1%
                          Acting Chief Financial Officer,
                          Acting Secretary and Director
H. Wayne Snavely........  Chairman of the Board and             --            *
                          Director
Frank Frazzitta.........  Senior Vice President,             13,200           *
                          Treasurer and Strategic
                          Partners Manager
Thomas Bowser...........  Senior Vice President,                --            *
                          Wholesale Division
Stephen J. Shugerman....  Director                            1,500           *
Frank P. Willey.........  Director                            6,000           *
A. Van Ruiter...........  Director                           10,000           *
John D. Dewey ..........  Director                            7,800           *
All directors and                                           495,152         2.4%
 executive officers as a
 group (9 persons)

--------
 * Less than 1% of outstanding Common Stock.
(1) Except as otherwise noted, each person or relative of such person whose shares are included herein exercises sole (or shared with spouse, relative or affiliate) voting or dispositive power as to the shares reported.
(2) Includes options for 194,200 shares, which are exercisable but have not been exercised.
(3) Percentages with respect to each person or group of persons have been calculated on the basis of 20,737,500 shares of Common Stock, the number of shares of Common Stock outstanding as of April 23, 1997 (excluding 1,942,200 shares reserved for issuance pursuant to options granted or to be granted under the Stock Option Plan and 1,942,200 shares reserved for issuance, 388,400 of which have vested, pursuant to options granted or to be granted under the Senior Management Plan), plus the number of shares of Common Stock which such person or group has the right to acquire within 60 days after March 24, 1997 by the exercise of stock options.

                    PROPOSALS TO BE VOTED ON AT THE MEETING

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Company's By-laws provide that the Board of Directors shall consist of no fewer than three and no more than seven members as determined from time to time by the Board of Directors. The Board of Directors currently consists of seven members. Directors are each elected annually to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified.

  The seven nominees proposed for election at the Meeting are H. Wayne Snavely, Robert W. Howard, Bernard A. Guy, Stephen J. Shugerman, John D. Dewey, A. Van Ruiter and Frank P. Willey. All nominees named are presently directors of the Company. There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company.

  In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of all other nominees named and for such other person or persons as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the nominees named will be unable or unwilling to serve. UNLESS OTHERWISE INDICATED THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL
                    NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO NOMINEES

  The following table sets forth, as of the Record Date, the names of the nominees and their ages. A brief description of their recent business experience, including present occupations and employment, certain directorships held by each and the year in which each became a director of the Company follows the table. For information with respect to security ownership of directors, see "General Information--Security Ownership of Management."

           NAME             AGE                     POSITION
           ----             ---                     --------
H. Wayne Snavely(1)........  55 Chairman of the Board
Robert W. Howard...........  50 President, Chief Executive Officer and Director
Bernard A. Guy.............  40 Executive Vice President, Acting Chief Financial
                                 Officer, Acting Secretary and Director
Stephen J. Shugerman(1)....  49 Director
John D. Dewey(1)...........  36 Director
A. Van Ruiter(1)(2)........  44 Director
Frank P. Willey(1)(2)......  43 Director

--------
(1) Member of Compensation Committee.
(2) Member of Audit Committee.

INFORMATION WITH RESPECT TO NOMINEES AND NAMED EXECUTIVE OFFICERS

  H. WAYNE SNAVELY has been the Chairman of the Board of the Company since April 1995. He has been Chairman of the Board and Chief Executive Officer of ICII since December 1991 and the Chairman of the Board of Imperial Credit Mortgage Holding, Inc. since November 1995. He has been a director of Imperial Bancorp and Imperial Bank since 1994. From 1986 to February 1992, Mr. Snavely served as Executive Vice President of Imperial Bancorp and Imperial Bank.

  ROBERT W. HOWARD has been President, Chief Executive Officer and a Director of the Company since April 1995. From January 1994 to April 1995, he was Senior Vice President of SPTL's Residential Lending Division and from December 1992 to January 1994, he was Vice President of the same division. From January 1990 to December 1992, Mr. Howard was Senior Vice President at Preferred Financial Funding Corp., a retail mortgage banking company specializing in non-conforming credit loans. From March 1981 to December 1990, Mr. Howard was President of R.W. Howard Financial, a privately owned company specializing in construction and permanent financing for commercial and residential projects. Mr. Howard is a licensed CPA in the State of California.

  BERNARD A. GUY has been Executive Vice President and a Director of the Company since April 1995. From January 1994 to April 1995, he was Senior Vice President of SPTL's Residential Lending Division and from December 1992 to January 1994, he was Vice President of the same division. From June 1989 to December 1992, Mr. Guy was Senior Vice President at Preferred Financial Funding Corp., an independent retail mortgage banking company specializing in non-conforming credit loans. From June 1984 to June 1989, Mr. Guy was Vice President/Controller for United First Funding.

  FRANK FRAZZITTA has been Senior Vice President, Treasurer and Strategic Partners Manager since January 1997. From February 1996 to December 1996, Mr. Frazzitta served as Vice President, Treasurer and Controller of the Company. From January 1995 to May 1995, Mr. Frazzitta served as Vice President and Treasurer of Allied Federal Savings Bank and from April 1992 to January 1995, he served as Assistant Vice President, Cash Management for North American Mortgage Company. From January 1991 to February 1992, Mr. Frazzitta was Controller of Chevron Federal Credit Union.

  THOMAS BOWSER has been Senior Vice President of the Company's Wholesale Division since August 1995. From January 1993 to August 1995, he was a Regional Vice President of the Wholesale Division for the northwest region. From August 1990 to January 1993 he was an assistant manager or manager at various branches of Preferred Financial Funding.

  STEPHEN J. SHUGERMAN has been a Director of the Company since April 1995. From June 1987 to the present, Mr. Shugerman has been the President of SPTL. From June 1985 to May 1987, Mr. Shugerman was President of ATI Thrift & Loan Association, a privately owned thrift and loan. From 1979 to 1985, he was Senior Vice President of Imperial Thrift and Loan Association, a former subsidiary of Imperial Bank. Mr. Shugerman is a past president of the California Association of Thrift & Loan Companies. Mr. Shugerman is a director of ICII.

  JOHN D. DEWEY has been a Director of the Company since June 1996. He has been President, Chief Executive Officer and a director of B Motor Acceptance Corp., a privately held automobile finance company, since November, 1996. He has been a director of Sierra Capital Acceptance, a privately held wholesale mortgage broker, since May 1995 and was their Chief Operating Officer from May 1995 to January 1996. From October 1993 to May 1995, Mr. Dewey served as Consultant and Transaction Coordinator for ContiTrade Services Corporation's non-conforming credit, ARM conduit program and was responsible for administering the program. From March 1991 to September 1993, Mr. Dewey served as Director of Securitization for First Alliance Mortgage Company, a privately held retail mortgage banking company specializing in non-conforming credit loans.

  A. VAN RUITER has been a Director of the Company since June 1996. He has been co-owner of Vantage LLC, a real estate venture capital firm, since January 1996. From April 1993 to December 1995, he was Chairman, President and Chief Executive Officer of Gentra Capital Corporation. From May 1989 to April 1993, he was an Executive Vice President of Pacific First Financial Corporation, holding the positions of Chief Financial Officer and Chief Administrative Officer.

  FRANK P. WILLEY has been a Director of the Company since June 1996. He has been the President of Fidelity National Financial, Inc. since January 1995. From 1984 to 1994, Mr. Willey was the Executive Vice President and General Counsel of Fidelity National Title Insurance Company. Mr. Willey is a director of CKE Restaurants, Inc., Mortgage Capital Resources Company and Ugly Duckling Holdings, Inc.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Exchange Act requires the Company's directors, certain officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with, other than one late filing of beneficial ownership by former secretary and chief financial officer, Gary A. Palmer, which involved one transaction.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

  During fiscal 1996, the Board of Directors of the Company held no special meetings and seven regular meetings. No director of the Company attended fewer than 75% in the aggregate of the total number of the Company's board meetings and committee meetings on which such director served.

  The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is comprised of Messrs. Ruiter and Willey, and is responsible for making recommendations concerning the engagement of independent certified public accountants, approving professional services provided by the independent certified public accountants and reviewing the adequacy of the Company's internal accounting controls. The Audit Committee meets yearly as requested by the Board of Directors. The Audit Committee did not meet in fiscal 1996, the first year of the Company's existence as a public company. The Compensation Committee is comprised of Messrs. Snavely, Shugerman, Ruiter, Dewey and Willey, and is responsible for recommending to the Board of Directors all officer salaries, management incentive programs and bonus payments. The Compensation Committee met two times in fiscal 1996, the first year of the Company's existence as a public company. The Board of Directors does not have a Nominating Committee.

  NON-EMPLOYEE DIRECTOR COMPENSATION. Directors are elected annually to serve until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In 1996, the Company paid its non-employee directors a $20,000 annual retainer and $1,500 for each board meeting attended. The Company also reimbursed its directors for reasonable expenses incurred in attending meetings. The Company has granted options to purchase an aggregate of 270,000 shares of Common Stock under its Stock Option Plan to its non-employee directors. Mr. Dewey is to receive additional compensation from the Company in connection with a consulting agreement between an entity he owns and the Company. See

"--Compensation Committee Interlocks and Insider Participation In Compensation Decisions." No family relationships exist between any of the executive officers or directors of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

  The following Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material" filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to Section 18 of the Exchange Act.

  The Compensation Committee sets and administers the policies governing the Company's compensation program, including incentive and stock option plans. The Company participates in studies and surveys of comparable compensation practices for companies competitive within similar industries. The Committee considers these studies and surveys in determining base salary, bonus and long-term stock-based compensation. The Committee discusses and considers executive compensation matters and makes its decisions, subject to review by the Company's Board of Directors.

  The compensation for Mr. Howard, the President and Chief Executive Officer, and Mr. Guy, the Executive Vice President are set by the terms of an employment agreement for each officer. See "Executive Compensation--Employment Agreements." Options were granted to each such officer under a stock option plan. See "Executive Compensation--Senior Management Stock Option Plan." The employment agreements and Senior Management Stock Option Plan were approved by the Company while it was a subsidiary of ICII and their terms were not approved by the Compensation Committee.

  The Company's compensation policies are structured to link the compensation of the Chief Executive Officer and other executives of the Company with corporate performance. Through the establishment of short and long-term compensation programs, the Company has aligned the financial interests of its executives with the results of the Company's performance, which is designed to put the Company in a competitive position regarding executive compensation and also to ensure corporate performance, which will enhance stockholder value.

  The Company's executive compensation philosophy is to set base salary at a market rate and then to provide performance-based variable compensation which allows total compensation to fluctuate according to the Company's earnings as well as value received by stockholders. Targeted levels of executive compensation are set at levels that the Committee believes to be consistent with others in the Company's industry, with such compensation increasingly weighted towards programs contingent upon the Company's level of annual and long-term performance. As a result, actual compensation levels in any particular year may be above or below those of the Company's competitors, depending upon the Company's performance.

  In line with the overall compensation program and the annual objectives set by the Board of Directors, the Company's executive officers have a high percentage of their total compensation at risk, dependent upon the Company's financial performance.

  Section 162(m) was added to the Internal Revenue Code as part of the Omnibus Budget Reconciliation Act of 1993. Section 162(m) limits the deduction for compensation paid to the Chief Executive Officer and the other Named Executive Officers to the extent that compensation of a particular executive exceeds $1,000,000, unless certain exceptions apply. It is the Company's present intention to attempt to structure the compensation to be paid to executives to maximize deductibility, although payments under agreements entered into prior to the initial public offering of stock may be subject to a loss of deduction. The Committee will review the Company's existing compensation program to determine the deductibility of future compensation paid or awarded pursuant thereto and will seek guidance with respect to changes to the Company's compensation program that will enable the Company to continue to attract and retain key individuals while optimizing the deductibility to the Company of amounts paid as compensation.

  The Committee believes that its overall executive compensation program has been successful in providing competitive compensation appropriate to attract and retain highly qualified executives and also to encourage increased performance from the executive group which will create added stockholder value.

                            COMPENSATION COMMITTEE

             H. Wayne Snavely      John D. Dewey
             Stephen J. Shugerman  Frank P. Willey
             A. Van Ruiter

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS. The Company's Compensation Committee is comprised of Messrs. Snavely, Shugerman, Ruiter, Dewey and Willey. Mr. Snavely is the chairman of the Board of the Company. In June 1996, the Company entered into a five year consulting agreement with the Dewey Consulting Group, which is owned by Mr. Dewey. Under the agreement, Mr. Dewey has agreed to assist the Company in the development of strategic alliances with selected mortgage lenders, including the identification of potential strategic alliance participants. The Company has agreed to compensate Mr. Dewey based upon actual strategic alliances entered into and loan production and earnings resulting from those alliances, which amount is presently undeterminable. No payments were made under this agreement in fiscal 1996.

STOCK PERFORMANCE GRAPH

  The following graph compares the Company's total cumulative stockholder return from June 13, 1996, the date on which the Company's stock began public trading, to December 31, 1996, to the S&P 500 and the Dow Jones Financial Services--Diversified Index--Number 850 which includes seven companies in the diversified financial services industry.

  The information contained in the performance graph shall not be deemed "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

  The graph is based on an investment of $100 on June 13, 1996 in the Company at the initial public offering price of $17.00 or in an index and assumes the reinvestment of all dividends (if applicable) paid in additional shares of the same class of equity securities as those below.

                             [GRAPH APPEARS HERE]

                 JUNE 13,   JUNE     JULY     AUG.     SEP.     OCT.     NOV.     DEC.
                   1996     1996     1996     1996     1996     1996     1996     1996
--------------------------------------------------------------------------------------
 Southern
 Pacific
 Funding
 Corporation.      100      103      115      151      149      185      187      183
--------------------------------------------------------------------------------------
 S&P 500.....      100      100       96       98      104      106      114      112
--------------------------------------------------------------------------------------
 Dow Jones
 Financial
 Services--
 Diversified
 Index.......      100      103       98      100      109      118      129      125

Notes:
  A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
  B. The indices are reweighed daily, using market capitalization on the previous trading day.

  THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH ABOVE.

EXECUTIVE COMPENSATION

 Summary Compensation Table

  The following table sets forth information concerning the annual and long-term compensation earned by the Company's Chief Executive Officer and each of the other executive officers whose annual salary and bonus during 1996 exceeded $100,000 (the "Named Executive Officers").

                                                          ANNUAL COMPENSATION
                             ---------------------------------------------------------------------------------
                                                                          (F)         (G)
                              (B)                           (E)        RESTRICTED  SECURITIES        (H)
            (A)              FISCAL    (C)      (D)     OTHER ANNUAL     STOCK     UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR(1)  SALARY   BONUS   COMPENSATION(3)   AWARDS   OPTIONS/SARS  COMPENSATION(5)
---------------------------  ------  -------- -------- --------------  ---------- ------------  --------------
Robert W. Howard(4)......     1996   $250,000 $721,289    $12,000           0       971,100        $  6,019
 President, Chief Execu-      1995     60,000  400,250      6,000           0       971,100           6,109
 tive Officer and Direc-
 tor
Bernard A. Guy...........     1996    250,000  721,289     12,000           0       971,000           6,019
 Executive Vice President     1995     60,000  400,250      6,000           0       971,000           6,109
 and Director
Gary Palmer(2)...........     1996    125,000   25,000      6,000           0        75,000(6)        3,470
 Former Executive Vice        1995     30,212        0      1,500           0             0               0
 President, Chief Finan-
 cial Officer and Secre-
 tary
Frank Frazzitta(7).......     1996     75,000   40,000          0           0        15,000               0
 Senior Vice President,       1995        N/A      N/A        N/A         N/A           N/A             N/A
 Treasurer and Strategic
 Partners Manager
Thomas Bowser............     1996     75,000   10,000      6,000           0        37,500         102,164(8)
 Senior Vice President,
 Wholesale Division           1995     63,250        0      6,000           0        37,500          68,000(8)

--------
(1) No information required to be presented for 1994, since the Company was a division of a subsidiary of Imperial Credit Industries, Inc. ("ICII") until April 1995, when it became a subsidiary of ICII.
(2) Gary A. Palmer joined the Company in October 1995 as Executive Vice President, Chief Financial Officer and Secretary at an annual salary of $125,000. Mr. Palmer resigned from the Company in January, 1997.
(3) Dollar amount reflects automobile allowance paid to executive officer. Other perquisites or fringe benefits do not exceed the lesser of $50,000 or 10% of annual salary or bonus.
(4) Each of Messrs. Howard and Guy entered into a five-year employment agreement effective January 1, 1996 at an annual salary of $250,000, plus a bonus equal to 1 1/2% of the Company's pre-tax profits. See "-- Employment Agreements."
(5) Represents a cash contribution made by the Company to a 401(k) profit sharing plan on behalf of each executive officer.
(6) Mr. Palmer's options to acquire 75,000 shares of Company stock were forfeited on his termination of employment in January, 1997.
(7) Mr. Frazzitta was not employed by the Company in 1995. He became an employee in February 1996.
(8) Represents commissions of $102,164 in 1996 and $68,000 in 1995.

 Employment Agreements

  Mr. Howard serves as President and Chief Executive Officer of the Company pursuant to the terms of an employment agreement which continues in effect until January 1, 2001. Under the terms of the agreement, Mr. Howard receives an annual salary of $250,000 (adjusted annually in accordance with a cost of living index) and a quarterly bonus equal to one and one-half percent of the Company's pre-tax earnings as determined in accordance with generally accepted accounting principles. In addition to salary and bonus, Mr. Howard receives an automobile allowance of $1,000 per month. In the event of termination of employment without cause (as defined in the agreement), or because of death or disability, the Company will pay the present value of compensation and benefits to which he would have been entitled during the remaining term of the agreement. In the event Mr. Howard voluntarily terminates his employment without cause (as defined in the agreement), he will be restricted from competing with the Company for one year.

  Mr. Guy serves as Executive Vice President of the Company pursuant to the terms of an employment agreement which continues in effect until January 1, 2001. Under the terms of the agreement, Mr. Guy receives an annual salary of $250,000 (adjusted annually in accordance with a cost of living index) and a quarterly bonus equal to one and one-half percent of the Company's pre-tax earnings as determined in accordance with generally accepted accounting principles. In addition to salary and bonus, Mr. Guy receives an automobile allowance of $1,000 per month. In the event of termination of employment without cause (as defined in the agreement), or because of death or disability, the Company will pay the present value of compensation and benefits to which he would have been entitled during the remaining term of the agreement. In the event Mr. Guy voluntarily terminates his employment without cause (as defined in the agreement), he will be restricted from competing with the Company for one year.

STOCK OPTIONS

 1995 Stock Option Plan

  The Company has adopted the 1995 Stock Option, Deferred Stock and Restricted Stock Plan (the "Stock Option Plan"), which provides for the grant of qualified incentive stock options ("ISOs") that meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options not so qualified ("NQSOs") and awards consisting of deferred stock, restricted stock, stock appreciation rights and limited stock appreciation rights ("Awards"). The Stock Option Plan is administered by a committee of directors appointed by the Board of Directors (the "Committee"). The exercise price for any option granted under the Stock Option Plan may not be less than 100% (or 110% in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the outstanding Common Stock) of the fair market value of the shares of Common Stock at the time the option is granted. The purpose of the Stock Option Plan is to provide a means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to those whose job performance affects the Company. The effective date of the Stock Option Plan is November 1, 1995.

  The Stock Option Plan authorizes the grant of options to purchase, and awards of, an aggregate of 1,942,200 shares of Common Stock. If an option granted under the Stock Option Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the Stock Option Plan.

  Under the Stock Option Plan, the Company may make loans available to stock option holders, subject to the Board of Directors' approval, in connection with the exercise of stock options granted under the Stock Option Plan. If shares of Common Stock are pledged as collateral for such indebtedness, such shares may be returned to the Company in satisfaction of such indebtedness. If so returned, such shares shall again be available for issuance in connection with future stock options and Awards under the Stock Option Plan.

  Unless previously terminated by the Board of Directors, no options or Awards may be granted under the Stock Option Plan after November 1, 2005.

  Options granted under the Stock Option Plan will become exercisable upon the terms of the grant made by the Committee. Awards will be subject to the terms and restrictions of the Award made by the Committee. The Committee has discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted and in the case of options, whether it is intended to be an ISO or a NQSO, and when and in what increments shares covered by the option may be purchased.

  Under current law, ISOs may not be granted to any individual who is not also an officer or employee of the Company or any subsidiary.

  Each option must terminate no more than 10 years from the date it is granted (or five years in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the combined voting power of the Company's outstanding Common Stock). Options may be granted on terms providing for exercise in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option, as determined by the Committee.

  The exercise price of any option granted under the Stock Option Plan is payable in full (1) in cash, (2) by surrender of shares of the Company's Common Stock already owned by the option holder having a market value equal to the aggregate exercise price of all shares to be purchased including, in the case of the exercise of NQSOs, restricted stock subject to an Award under the Stock Option Plan, (3) by cancellation of indebtedness owed by the Company to the optionholder, (4) by fully recourse promissory note or (5) by any combination of the foregoing. The terms of any promissory note may be changed from time to time by the Board of Directors to comply with applicable Internal Revenue Service or Securities and Exchange Commission regulations or other relevant pronouncements.

  Unless otherwise determined by the Committee or the Board at or after grant but prior to a change of control, if a change of control (as defined in the Stock Option Plan) occurs, (i) any indebtedness extended by the Company for the purpose of exercising any option will also be forgiven and collateral pledged will be released, (ii) all restricted and deferred stock awards, stock appreciation rights outstanding for at least six months and stock options will be fully vested and (iii) the value of all outstanding stock options, stock appreciation rights and restricted and deferred stock awards will, to the extent determined by the Committee at or after grant, be cashed out. This cash out will be based on the higher of the highest price per share paid or offered in any transaction related to a change of control or the highest price per share paid on the exchange or national market during the preceding sixty day period, except that in the case of ISOs and related stock appreciation rights, the price will be based only on transactions reported for the date on which the Committee decides to cash out the ISOs.

  The Board of Directors may from time to time revise or amend the Stock Option Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may impair the rights of any participant under any outstanding options or Award without such participant's consent or may, without stockholder approval, increase the number of shares subject to the Stock Option Plan or decrease the exercise price of a stock option to less than 100% of fair market value on the date of grant (with the exception of adjustments resulting from changes in capitalization), materially modify the class of participants eligible to receive options or Awards under the Stock Option Plan, materially increase the benefits accruing to participants under the Stock Option Plan or extend the maximum option term under the Stock Option Plan.

  The following table sets forth the stock options granted in the fiscal year ending as of December 31, 1996 to Messrs. Palmer, Frazzitta and Bowser under the Stock Option Plan:

                                                                                   POTENTIAL
                                                                               REALIZABLE VALUE
                                                                                  AT ASSUMED
                                                                                ANNUAL RATES OF
                                                                                  STOCK PRICE
                                                                                 APPRECIATION
                                          INDIVIDUAL GRANTS                   FOR OPTION TERM(5)
                         ---------------------------------------------------- -------------------
                         NUMBER OF SHARES  PERCENTAGE OF
                            UNDERLYING    OPTIONS GRANTED EXERCISE
                              OPTIONS     TO EMPLOYEES IN  PRICE   EXPIRATION
          NAME              GRANTED(2)      FISCAL YEAR   $/SH/(3)   DATE(4)   5%($)     10%($)
          ----           ---------------- --------------- -------- ---------- -------- ----------
Gary Palmer(1)..........      37,500           3.5%        $11.33   6/13/2002 $267,200 $ 445,766
                              37,500           3.5%        $17.50  11/20/2006 $412,712 $1,045,893
Frank Frazzitta.........      15,000           1.4%        $11.33   6/18/2006 $106,880 $  270,856
Thomas Bowser...........      37,500           3.5%        $11.33   6/13/2006 $267,200 $  445,766

            OPTION/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN 1996
--------
(1) Mr. Palmer's options were forfeited when he terminated employment with the Company in January, 1997.
(2) Such stock options vest 20% per year over a period of five years after the date of grant.
(3) The exercise price for all options equaled the fair market value of such shares at the date of grant as determined by the Board of Directors.
(4) Such stock options expire ten years from the date of grant, unless forfeited at an earlier date.
(5) Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure requirements.

  There were no grants of Options or SARs to Messrs. Howard or Guy made in fiscal 1996.

Senior Management Stock Option Plan

  The Company's Senior Management Stock Option Plan (the "Senior Management Plan") was adopted by the Board of Directors on November 1, 1995. The Company has reserved 1,942,200 shares of Common Stock for issuance under the Senior Management Plan. The Senior Management Plan provides for the grant of Incentive Stock options or non-qualified stock options to Messrs. Howard and Guy. The Plan provides for half of the options to be granted to Mr. Howard and half of the options to be granted to Mr. Guy. Options became exercisable at a rate of 20% each year, and the Committee under the Senior Management Plan may cause the options to be fully exercisable at any time. Options may not be exercised more than ten years after the date of grant.

  The Senior Management Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority to adopt, alter and repeal the administrative rules, guidelines and practices governing the Senior Management Plan. All decisions made by the Compensation Committee pursuant to the Senior Management Plan are final and binding on all persons, including the Company and the participants in the Senior Management Plan.

  Stock options granted under the Senior Management Plan may be exercised in whole or in part at any time during the relevant option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Committee. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested by the Compensation Committee, has given certain representations regarding himself to the Company.

  In the event the Company is acquired by merger, consolidation or asset sale, or there otherwise occurs a "Change in Control" of the Company as defined in the Senior Management Plan, all stock options granted under the Senior Management Plan shall become fully exercisable and vested. Additionally, if a participant's employment with the Company is terminated without cause pursuant to his employment agreement with the Company, such person may exercise all or any portion of any stock option granted under the Senior Management Plan at any time prior to the expiration of such option. If a participant's employment with the Company terminates due to his death or permanent disability or due to the dissolution of the Company, such person may exercise all or part of the unexercised portion of any option granted under the Senior Management Plan within the earliest to occur of the period ending 12 months following such termination or the expiration of such option. If a participant voluntarily terminates his employment with the Company other than for cause (as defined in the employment agreement) or his employment with the Company is terminated by the Company for cause (as defined in his employment agreement), such person may not exercise any part of the unexercised portion of any stock option granted pursuant to the Senior Management Plan.

  The following chart lists the value of options and underlying securities at December 31, 1996, based on a stock price of $20.75 on December 31, 1996:

                    1996 FISCAL YEAR-END OPTION/SAR VALUES

                                       (A)                       (B)
                              NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                             UNDERLYING UNEXERCISED         IN-THE-MONEY
                             OPTIONS/SARS AT F-Y END   OPTIONS/SARS AT F-Y END
              (A)                      (#)                       ($)
              NAME          EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
              ----          ------------------------- -------------------------
     Robert W. Howard......      194,200/776,800       $2,670,250/$10,681,000
     Bernard A. Guy........      194,200/776,800       $2,670,250/$10,681,000
     Gary Palmer...........         0/75,000                 0/$475,125
     Frank Frazzitta.......         0/15,000                 0/$141,300
     Thomas Bowser.........         0/37,500                 0/$353,250

TRANSACTIONS WITH CERTAIN RELATED PERSONS

  From time to time the Company and its subsidiaries and affiliates make mortgage loans and consumer loans to its executive officers, directors and employees. Such loans are made in the ordinary course of business and on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons, and do not and will not involve more than the normal risk of collectibility or present other unfavorable features. The Company extended one such loan to a Named Executive Officer, Mr. Frazzitta, at the end of fiscal 1996 in the amount of $244,800, with interest accruing at 7.5% per annum. No payments on the loan were due in 1996. The Company entered into a consulting agreement with an entity owned by one of its directors, Mr. Dewey. See "--Compensation Committee Interlocks and Insider Participation In Compensation Decisions."

ARRANGEMENTS WITH ICII AND ITS AFFILIATES

  The Company and ICII have entered into agreements for the purpose of defining their ongoing relationship. The agreements have been developed in the context of a parent/subsidiary relationship and therefore are not the result of arm's-length negotiations between independent parties. It is the intention of the Company and ICII that such agreements and the transactions provided for therein, taken as a whole, are fair to both parties, while continuing certain mutually beneficial arrangements. However, there can be no assurance that each of such agreements, or the transactions provided for therein, have been effected on terms at least as favorable to the Company as could have been obtained from unaffiliated parties.

  Additional or modified arrangements and transactions may be entered into by the Company, ICII and their respective affiliates. Any such future arrangements and transactions will be determined through negotiations between the Company and ICII, and it is possible that conflicts of interest will develop. The unaffiliated directors of the Company, consisting of directors independent of the Company and ICII, must independently approve all transactions between the Company and ICII.

  The following is a summary of certain arrangements and transactions between the Company and ICII.

 Tax Agreement

  The Company entered into an agreement (the "Tax Agreement") with ICII for the purposes of (1) providing for filing certain tax returns, (2) allocating certain tax liability and (3) establishing procedures for certain audits and contests of tax liabilities.

  Under the Tax Agreement, ICII agreed to indemnify and hold the Company harmless from any tax liability attributable to periods ending on or before June 1996 in excess of such taxes as the Company has already paid or provided for. For periods ending after June 1996, the Company will pay its tax liability directly to the appropriate taxing authorities. To the extent that
(1) there are audit adjustments that result in a tax detriment to the Company or (2) the Company incurs losses that are carried back to an earlier year and any such adjustment described in (1) or loss described in (2) results in a tax benefit to ICII or its affiliates, then ICII will pay to the Company an amount equal to the tax benefit as that benefit is realized. ICII also agreed to indemnify the Company for any liability arising out of the filing of a federal consolidated return by ICII or any return filed with any state or local taxing authority. To the extent there are audit adjustments that result in any tax detriment to ICII or any of its affiliates with respect to any period ending on or before June 1996, and, as a result thereof, the Company for any taxable period after June 1996 realizes a tax benefit, then the Company shall pay to ICII the amount of such benefit at such time or times as the Company actually realizes such benefit.

  ICII generally will control audits and administrative and judicial proceedings with respect to periods ending on or before June 1996, although ICII cannot compromise or settle any issue that increases the Company's liability without first obtaining the consent of the Company. The Company generally controls all other audits and administrative and judicial proceedings.

 Services Provided by ICII

  The Company has been historically allocated expenses of various administrative services provided to it by ICII. The costs of such services were not directly attributable to a specific division or subsidiary and primarily included general corporate overhead, such as accounting and cash management services, human resources and other administrative functions. These expenses were calculated as a pro rata share of certain administrative costs based on relative number of employees and assets and liabilities of the division or subsidiary, which management believed was a reasonable method of allocation. The allocation of expenses for the years ended December 31, 1994, 1995 and 1996 were approximately $92,700, $256,000 and $292,000, respectively.

  The Company itself is performing many of the services previously provided by ICII. ICII currently provides to the Company mortgage loan production software and hardware and data communications management, the managing of the 401(k) plan in which the Company participates, and insurance coverage, including health insurance.

 Other Arrangements

  From the point of commencement of operations until March 1994, SPTL served as the servicer of the Company's loans. From March 1994 through September 1995, the Company subcontracted all of its servicing obligations under mortgage loans originated or acquired on a servicing released basis to ICII pursuant to a servicing agreement containing fees and other terms that are comparable to industry standards. In addition, ICII was the servicer of loans securitized by the Company in 1994 and 1995 under the respective pooling and servicing agreements. Effective May 1, 1996, ICII transferred the servicing for all of the Company's loans it serviced to Advanta or subcontracted with Advanta to perform such servicing functions.

  In February and March 1996, certain of ICII's conforming residential mortgage origination offices were transferred to the Company.

  In March 1996, the Company entered into a $10 million revolving credit and term loan agreement with SPTL. Advances under this agreement were collateralized by the Company's interest-only and residual certificates (other than those retained by SPTL when ICII incorporated and capitalized the Company in 1994) at an interest rate of 2% above LIBOR. In April 1996 the loan was repaid and the agreement was canceled pursuant to affiliate-transaction restrictions imposed on SPTL by state regulations.

  During 1995, the Company borrowed approximately $1.5 million from ICII, such sum bearing interest at approximately 10.3% per annum. At June 18, 1996 the amount owed to ICII was approximately $17 million. As of September 30, 1996, all amounts owed to ICII had been repaid.

  The Company entered into the ICII Registration Rights Agreement with ICII in November, 1996, pursuant to which the Company agreed to register for sale under the Securities Act in the future all of ICII's remaining shares of the Company's Common Stock subject to certain conditions set forth therein.

                                  PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  The Company's independent auditors for the fiscal year ended December 31, 1996 were KPMG Peat Marwick LLP. The Board of Directors has reappointed KPMG Peat Marwick LLP to act as independent auditors for the Company, for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the stockholders. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting. They will be given an opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders present at the Meeting.

  UNLESS A PROXY IS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
            APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT
                           AUDITORS OF THE COMPANY.

                            ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS

  Stockholders who wish to include proposals for action at the Company's Annual Meeting of Stockholders for the fiscal year ending December 31, 1997, must cause their proposals to be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement, not later than December 30, 1997. Such proposals should be addressed to the Company's Secretary and may be included in the Company's 1997 proxy statement if they comply with Rule 14a-8 of the Rules and Regulations of the SEC under the Exchange Act.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

  The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

  Whether or not you intend to be present at the Meeting, you are urged to complete, sign and return your proxy promptly. If you are present at the Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Meeting.

  A COPY OF THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996, AS FILED WITH THE SEC, IS INCLUDED IN THE COMPANY'S 1996 ANNUAL REPORT TO STOCKHOLDERS, WHICH ACCOMPANIES THIS PROXY STATEMENT.

                                          By Order of the Board of Directors,


                                          /s/ Bernard A. Guy

                                          Bernard A. Guy
                                          Acting Secretary

Lake Oswego, Oregon
April 30, 1997

  YOU ARE CORDIALLY INVITED TO ATTEND  THE MEETING IN PERSON. WHETHER OR NOT
     YOU PLAN TO ATTEND THE MEETING,  YOU ARE REQUESTED TO COMPLETE, SIGN
        AND PROMPTLY  RETURN THE  ACCOMPANYING  PROXY IN  THE ENCLOSED
           POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
SOUTHERN PACIFIC FUNDING CORPORATION

One Centerpointe Drive
Lake Oswego, Oregon 97035

This Proxy is solicited on behalf of the Board of Directors of Southern Pacific
   Funding Corporation for the Annual Meeting of Stockholders to be held on
                                 June 9, 1997.


        The undersigned stockholder of Southern Pacific Funding Corporation hereby appoints Frank Frazzitta and Ann Muir, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Southern Pacific Funding Corporation held of record by the undersigned on April 23, 1997, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:30 p.m. on June 9, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, dated April 30, 1997, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

        This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

          PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors of Southern Pacific Funding Corporation recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposal No. 2.

1. Election of seven Directors for terms   [_] FOR all nominees  [_] WITHHOLD
   of one year each and thereafter until       (except as other-     as to all
   their successors are elected and            wise indicated)       nominees
   qualified.  Nominees:  H. Wayne Snavely,
   Robert W. Howard, Bernard A. Guy,
   Stephen J. Shugerman, John D. Dewey,
   A. Van Ruiter and Frank P. Willey.

To withhold authority to vote FOR any
individual nominee, write that nominee's name in the space provided:

-------------------------------------------

2. Ratification of the appointment of KPMG   [_] FOR   [_] AGAINST   [_] ABSTAIN
   Peat Marwick LLP as independent auditors of Southern Pacific Funding Corporation for the fiscal year ending December 31, 1997.

                                            The undersigned hereby acknowledges
                                            receipt of the Notice of Annual
                                            Meeting of Stockholders of Southern
                                            Pacific Fund Corporation, a Proxy
                                            Statement dated April 30, 1997 for
                                            the Annual Meeting and the Annual
                                            Report to Stockholders.

                                            PLEASE SIGN AND DATE BELOW AND
                                            RETURN PROMPTLY IN THE ENCLOSED
                                            POSTAGE-PAID ENVELOPE.

                                            Date _______________________________

                                            Signature __________________________


                                            Please sign name exactly as it
                                            appears on this proxy. Joint owners
                                            should each sign personally. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            Corporate or partnership proxies
                                            should be signed by an authorized
                                            officer.

                                                                 April 30, 1997

TO: ALL 401(k) SAVINGS PLAN ("401(k) PLAN") PARTICIPANTS

         Re: Annual Meeting of Shareholders to be held on June 9, 1997

Dear Participants:

  As you know, employees of Southern Pacific Funding Corporation ("Company") are eligible to participate in the ICII Salary Investment Plan ("401(k) Plan"), because the Company had been a wholly-owned subsidiary of Imperial Credit Industries, Inc. ("ICII") and ICII is currently a large shareholder of the Company. The 401(k) Plan includes an investment alternative to purchase the stock of the Company using funds from your 401(k) Plan account (the "401(k) Stock Fund"). These shares are held by Imperial Trust Company as trustee (the "Trustee") for the 401(k) Plan. Interests in shares that you have purchased in the 401(k) Stock Fund are being held by the Trustee for your benefit. The 401(k) Plan allows participants (including former participants and beneficiaries) to direct certain voting rights at the Company's shareholder meetings.

  In connection with the Annual Meeting of Shareholders of Southern Pacific Funding Corporation to be held on June 9, 1997, enclosed are the following documents:

    1. Confidential Voting Instruction card for the 401(k) Plan;

    2. Proxy Statement dated April 30, 1997, including a Notice of Annual Meeting of Shareholders; and

    3. 1997 Annual Report to Shareholders.

  As a participant in the 401(k) Plan, you have the right to direct the Trustee how to vote the shares held by the 401(k) Stock Fund as of April 23, 1997, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

 401(k) Plan Participants.

  In general, 401(k) Plan participants have the right to direct how the Trustee, as Trustee for the 401(k) Plan, should vote the shares in the 401(k) Stock Fund. In general, the Trustee will vote FOR and AGAINST each proposal specified on the Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of April 23, 1997. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your Confidential Voting Instruction card for the 401(k) Plan to the Trustee by May 28, 1997, your instructions will not be counted.

  If you do not have any shares of Company stock allocated to your 401(k) Stock Fund as of April 23, 1997, there will be no Confidential Voting Instruction card for the 401(k) Plan enclosed with this letter.

UNANTICIPATED PROPOSALS.

  It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                   * * * * *

  Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the Trustee. You should then seal the completed card or cards in the enclosed envelope and return it directly to the Trustee using the postage-paid return envelope provided. The Confidential Voting Instruction card or cards must be received by the Trustee no later than May 28, 1997.

  PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE 401(K) PLAN, PLEASE CALL RENAE MASON AT (503) 684-4700.

                                          Very truly yours,

                                          SOUTHERN PACIFIC FUNDING CORPORATION

Enclosures

SOUTHERN PACIFIC FUNDING CORPORATION

CONFIDENTIAL VOTING INSTRUCTION

SOLICITED BY THE COMPENSATION COMMITTEE
OF SOUTHERN PACIFIC FUNDING CORPORATION
FOR THE ICII SALARY INVESTMENT PLAN

        The undersigned participant, former participant or beneficiary of a deceased former participant in the ICII Salary Investment Plan (the "401(k) Plan") hereby provides the voting instructions specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Southern Pacific Funding Corporation that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of April 23, 1997 at the 1997 Annual Meeting of Stockholders of Southern Pacific Funding Corporation to be held on June 9, 1997, and at any adjournment or postponement thereof.

        As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated April 30, 1997, the Trustee will vote the common stock of Southern Pacific Funding Corporation held by the 40(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated April 30, 1997.

        (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND ATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGEPAID ENVELOPE.)

The Board of Directors of Southern Pacific Funding Corporation recommends a vote "FOR" all nominees in Proposal No. 1 and "FOR" Proposals No. 2. The directions, if any, given in this Confidential Voting Instruction will be kept confidential from all directors, officers and employees of Southern Pacific Funding Corporation or Imperial Credit Industries, Inc.

1. Election of seven Directors for terms   [_] FOR all nominees  [_] WITHHOLD
   of one year each and thereafter until       (except as other-     as to all
   their successors are elected and            wise indicated)       nominees
   qualified.  Nominees:  H. Wayne Snavely,
   Robert W. Howard, Bernard A. Guy,
   Stephen J. Shugerman, John D. Dewey,
   A. Van Ruiter and Frank P. Willey.

To withhold authority to vote FOR any
individual nominee, write that nominee's name in the space provided:

-------------------------------------------

2. Ratification of the appointment of KPMG   [_] FOR   [_] AGAINST   [_] ABSTAIN
   Marwick LLP as independent auditors of
   Southern Pacific Funding Corporation
   for the fiscal year ending December 31,
   1997.

In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon the discretion of the individuals named in any proxies executed by the Trustees.

                                            All proposals listed above in this
                                            Confidential Voting Instruction were
                                            proposed by Southern Pacific Funding
                                            Corporation.

                                            The undersigned hereby instructs the
                                            Trustee to vote in accordance with
                                            the voting instruction indicated
                                            above and hereby acknowledges
                                            receipt, prior to the execution of
                                            this Confidential Voting
                                            Instruction, of a Voting Instruction
                                            Letter, a Notice of Annual Meeting
                                            of Stockholders of Southern Pacific
                                            Funding Corporation, a Proxy
                                            Statement dated April 30, 1997 for
                                            the Annual Meeting and a 1997 Annual
                                            Report to Stockholders.

                                            PLEASE SIGN AND DATE BELOW AND
                                            RETURN PROMPTLY IN THE ENCLOSED
                                            POSTAGE-PAID ENVELOPE. YOUR
                                            CONFIDENTIAL VOTING INSTRUCTION MUST
                                            BE RECEIVED NO LATER THAN MAY 28,
                                            1997.

                                            Date _______________________________

                                            Signature __________________________

                                            Signature of participant, former
                                            participant or designated
                                            beneficiary of deceased former
                                            participant. Please sign name
                                            exactly as it appears herein. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.